Exhibit E-1

FUNDAMENTAL INVESTMENT RESTRICTIONS RECOMMENDED TO BE ELIMINATED
(as described in Proposal 4)

ELIMINATE
	ADDRESSED BY THE 1940 ACT OR		PREEMPTED BY NSMIA
SEC STAFF INTERPRETATIONS
Franklin Templeton Variable Insurance Products Trust
Franklin Growth and Income Securities Fund	1).	Sell Short and Use Margin	1).	Invest to Exercise Control
	2).	Invest in Restricted or Illiquid Securities	2).	Invest in Other Investment Companies
			3).	Management Ownership of Securities
			4).	Unseasoned Issuers
			5).	Invest in Assessable Securities
Franklin High Income Securities Fund	1).	Sell Short and Use Margin	1).	Invest to Exercise Control
	2).	Invest in Restricted or Illiquid Securities	2).	Invest in Other Investment Companies
			3).	Management Ownership of Securities
			4).	Unseasoned Issuers
			5).	Invest in Assessable Securities
Franklin Income Securities Fund	1).	Sell Short and Use Margin	1).	Invest to Exercise Control
	2).	Invest in Restricted or Illiquid Securities	2).	Invest in Other Investment Companies
			3).	Management Ownership of Securities
			4).	Unseasoned Issuers
			5).	Invest in Assessable Securities
Franklin Large Cap Growth Securities Fund	1).	Sell Short and Use Margin	1).	Invest to Exercise Control
	2).	Invest in Restricted or Illiquid Securities	2).	Management Ownership of Securities
			3).	Unseasoned Issuers
			4).	Invest in Assessable Securities
Franklin Money Market Fund	1).	Sell Short and Use Margin	1).	Invest to Exercise Control
	2).	Invest in Restricted or Illiquid Securities	2).	Invest in Other Investment Companies
			3).	Management Ownership of Securities
			4).	Unseasoned Issuers
			5).	Invest in Assessable Securities
Franklin Real Estate Fund	1).	Sell Short and Use Margin	1).	Invest to Exercise Control
	2).	Invest in Restricted or Illiquid Securities	2).	Invest in Other Investment Companies
			3).	Management Ownership of Securities
			4).	Unseasoned Issuers
			5).	Invest in Assessable Securities
Franklin Small Cap Value Securities Fund	1).	Mortgage, Pledge or Hypothecate	1).	Invest in Assessable Securities
	2).	Sell Short and Use Margin
	3).	Invest in Restricted or Illiquid Securities

E-1-1

ELIMINATE
	ADDRESSED BY THE 1940 ACT OR		PREEMPTED BY NSMIA
SEC STAFF INTERPRETATIONS
Franklin U.S. Government Fund	1).	Sell Short and Use Margin	1).	Invest to Exercise Control
	2).	Invest in Restricted or Illiquid Securities	2).	Invest in Other Investment Companies
			3).	Management Ownership of Securities
			4).	Unseasoned Issuers
			5).	Invest in Assessable Securities
Franklin Zero Coupon Fund – 2010	1).	Sell Short and Use Margin	1).	Invest to Exercise Control
	2).	Invest in Restricted or Illiquid Securities	2).	Invest in Other Investment Companies
			3).	Management Ownership of Securities
			4).	Unseasoned Issuers
			5).	Invest in Assessable Securities
Mutual Discovery Securities Fund	1).	Mortgage, Pledge or Hypothecate	1).	Invest in Assessable Securities
	2).	Sell Short and Use Margin
	3).	Invest in Restricted or Illiquid Securities
Mutual Shares Securities Fund	1).	Mortgage, Pledge or Hypothecate	1).	Invest in Assessable Securities
	2).	Sell Short and Use Margin
	3).	Invest in Restricted or Illiquid Securities
Templeton Global Income Securities Fund	1).	Sell Short and Use Margin	1).	Invest to Exercise Control
	2).	Invest in Restricted or Illiquid Securities	2).	Invest in Other Investment Companies
			3).	Management Ownership of Securities
			4).	Unseasoned Issuers
			5).	Invest in Assessable Securities
Templeton Growth Securities Fund	1).	Sell Short and Use Margin	1).	Invest to Exercise Control
	2).	Invest in Restricted or Illiquid Securities	2).	Invest in Other Investment Companies
			3).	Management Ownership of Securities
			4).	Unseasoned Issuers
			5).	Invest in Assessable Securities
			6).	Invest in Warrants

E-1-2